[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-963-5818 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on December 16, 2011

Please detach at perforation before mailing.

PROXY COMMON SHARES	NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON December 16, 2011	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Connecticut Dividend Advantage Municipal Fund 3, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Connecticut Dividend Advantage Municipal Fund 3 which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on December 16, 2011, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Connecticut Dividend Advantage Municipal Fund 3 represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-963-5818
999 9999 9999 999

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)
Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Connecticut Dividend Advantage Municipal Fund 3

Shareholders Meeting to Be Held on December 16, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

1.	Election of Board Members: Class II: (01) John P. Amboian (02) David J. Kundert (03) Terence J. Toth	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

		☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)	FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Connecticut Dividend Advantage Municipal Fund 3 (the “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen Connecticut Premium Income Municipal Fund (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with the Acquired Fund’s Declaration of Trust.	☐	☐	☐

4a.	To approve the elimination of the Fund’s existing fundamental investment policy relating to the Fund’s ability to make loans.	☐	☐	☐

4b.	To approve a new fundamental investment policy relating to the Fund’s ability to make loans.	☐	☐	☐

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-963-5818 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on December 16, 2011

Please detach at perforation before mailing.

PROXY PREFERRED SHARES	NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON December 16, 2011	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Connecticut Dividend Advantage Municipal Fund 3, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Connecticut Dividend Advantage Municipal Fund 3 which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on December 16, 2011, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Connecticut Dividend Advantage Municipal Fund 3 represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-963-5818
999 9999 9999 999

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)
Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Connecticut Dividend Advantage Municipal Fund 3

Shareholders Meeting to Be Held on December 16, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

1.	Election of Board Members: Class II: (01) John P. Amboian (02) David J. Kundert (03) Terence J. Toth	Preferred Shares Only: (04) William C. Hunter (05) William J. Schneider	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

			☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)		FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Connecticut Dividend Advantage Municipal Fund 3 (the “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen Connecticut Premium Income Municipal Fund (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with the Acquired Fund’s Declaration of Trust.		☐	☐	☐

4a.	To approve the elimination of the Fund’s existing fundamental investment policy relating to the Fund’s ability to make loans.		☐	☐	☐

4b.	To approve a new fundamental investment policy relating to the Fund’s ability to make loans.		☐	☐	☐

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]